Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grants and Timing
For 2024, each
non-employee
director received an annual equity grant under the 2022 Stock Incentive Plan, with an aggregate value of $215,000. This equity grant was awarded 60% in restricted stock units (RSUs) and 40% in stock options.
Non-employee
directors receive annual RSU and option grants on the second business day after the annual meeting of stockholders. We do not take material nonpublic information or the disclosure thereof into account when determining the timing and terms of option awards to our directors.
New
non-employee
directors elected to the board during the year are granted pro rata amounts of their cash retainers and equity awards for their first calendar year in lieu of the full amounts. The annual equity grants vest over the three-year period following the grant date, with 25% vesting on each of the first and second anniversary of the grant date and the remaining 50% on the third anniversary. The awards become 100% vested in the event of the non-employee
director’s death, disability, or retirement. Each stock option expires on the earliest of (i) ten years after the grant date, (ii) three months after termination of service for any reason other than death, disability, or retirement, or (iii) one year after termination of service because of death or disability.

Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false